SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           FIRST FINANCIAL FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                               Stephen C. Miller
                          1680 38th Street, Suite 800
                            Boulder, Colorado 80301
                                 (303) 442-2156
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transactions applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                              2344 SPRUCE STREET
                                                                         SUITE A
                                                               BOULDER, CO 80302


_____________, 2006

Dear Fellow Stockholder,

     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of First Financial Fund, Inc., which will be held on Monday, July 24, 2006 at 9:00 a.m. Pacific Daylight Time (local time), at The Resort at the Mountain, 68010 East Fairway Avenue, Welches, Oregon. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

     Once again, I would like to use this opportunity to recognize Wellington Management Company, LLP and its Portfolio Manager, Nicholas C. Adams, for an exceptional performance in managing the Fund. Recently, the Fund received a Lipper 2005 Performance Achievement Certificate. The Fund ranked number one in Lipper's Closed-End Equity Fund Performance for Sector Equity Funds for the 10 years ending December 31, 2005. Congratulations, Nick, on this achievement.

     There is one non-routine proposal in this year's Proxy Statement, Proposal 2, which asks stockholders to approve an increase in the investment advisory fee under the investment advisory agreement between the Fund and Wellington Management Company, LLP (the "Adviser"). The proposed fee increase would provide that the Adviser receive 1.125% on average net assets up to $150 million, 1.00% on average net assets between $150 million and $300 million and 0.875% on average net assets in excess of $300 million. Based on the Fund's current net assets, the new advisory fee would result in an increase of approximately 0.36% in the Fund's annual operating expenses. At the Board's April 2006 meeting, the Board of Directors unanimously approved the proposed fee increase and is recommending that stockholders approve the fee at the upcoming Annual Meeting.

     We hope you plan to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, we ask that you please sign, date and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

     On behalf of the Board of Directors and the management of First Financial Fund, Inc., I extend our appreciation for your continued support.

Sincerely,

/s/ Joel W. Looney

Joel W. Looney
Chairman of the Board

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                              2344 SPRUCE STREET
                                                                         SUITE A
                                                               BOULDER, CO 80302


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on July 24, 2006


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of First Financial Fund, Inc. (the "Fund"), a Maryland corporation, will be held at The Resort at the Mountain, 68010 East Fairway Avenue, Welches, Oregon, 97067 at 9:00 a.m. Pacific Daylight Time (local time), on July 24, 2006, for the following purposes:

     1.   The election of Directors of the Fund (Proposal 1).

     2. To approve or disapprove the continuance of, and a proposed amendment to, the investment advisory agreement with Wellington Management Company, LLP (Proposal 2)

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of the Fund has fixed the close of business on May 22, 2006 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting.



                                    By Order of the Board of Directors,

                                    /s/ Stephanie Kelley

                                    STEPHANIE KELLEY
                                    Secretary


_________, 2006

--------------------------------------------------------------------------------
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------



                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



            Registration                                               Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor



[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                              2344 SPRUCE STREET
                                                                         SUITE A
                                                               BOULDER, CO 80302

                         ANNUAL MEETING OF STOCKHOLDERS

                                  July 24, 2006

                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for First Financial Fund, Inc., a Maryland corporation (the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on July 24, 2006, at 9:00 a.m. Pacific Daylight Time (local time) at The Resort at the Mountain, 68010 East Fairway Drive, Welches, Oregon, 97067 and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about _______________, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's web site, telegraph or personal interviews conducted by officers of the Fund and EquiServe Trust Company, N.A., the transfer agent of the Fund. Depending on stockholder response to this Proxy Statement, the Fund may also engage a professional proxy solicitor the cost of which would be approximately $7500. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on May 22, 2006 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting.

     The Annual Report of the Fund, including audited financial statements for the fiscal period ended March 31, 2006, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling EquiServe Trust Company, N.A. toll-free at (800) 451-6788. The report is also viewable online at the Fund's website at www.firstfinancialfund.com. The report is not to be regarded as proxy solicitation material.

     Wellington Management Company, LLP ("Wellington Management" or the "Adviser"), 75 State Street, Boston, Massachusetts 02109, currently serves as the investment adviser to the Fund. Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. Investors Bank & Trust Company ("IBT") acts as custodian and co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts, 02116. EquiServe Trust Company, N.A. acts as the transfer agent to the Fund and is located at 250 Royall Street, Canton, Massachusetts 02021.

     If the enclosed proxy is properly executed and returned by July 24, 2006 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors and, in the discretion of the proxy holders, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the bylaws of the Fund (the "Bylaws"), a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose and vote for one or more adjournments of the Meeting. An adjournment for lack of a quorum requires the affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy. In the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals.

     The Fund has one class of stock: common stock, par value $0.001 per share (the "Common Stock" or the "Shares"). On the Record Date, there were 28,061,897 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting and fractional shares are entitled to proportionate shares of one vote.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who may be deemed by the Fund to beneficially own 5% or more of the Common Stock.


              Name of Owner*                   Number of Shares          Number of Shares            Percentage
                                              Directly Owned (1)        Beneficially Owned       Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------

Badlands Trust Company, LLC  (1)(2)                          0               1,737,573                   6.19%
Stewart R. Horejsi Trust No. 2 (3)                   2,169,602               2,169,602                   7.73%
Ernest Horejsi Trust  No. 1B (1)                     1,401,227               1,401,227                   4.99%
Lola Brown Trust No. 1B (1)                          3,000,693               3,000,693                  10.69%
Mildred B. Horejsi Trust (1)                         2,456,472               2,456,472                   8.75%
Susan L. Ciciora Trust (1)                           1,737,573               1,737,573                   6.19%

                                            ------------------------ -------------------------- ----------------------
Aggregate Shares Owned by Horejsi                   10,765,567              10,765,567                  38.36%
Affiliates (defined below) **
------------------------------------------- ------------------------ -------------------------- ----------------------

T. Rowe Price Associates, Inc.***                    1,451,200               1,451,200                   6.29%


* The address of each listed owner is c/o Badlands Trust Company, LLC, .c/o Alaska First Bank & Trust, 3301 C. Street, Anchorage, AK 99503

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 3 below).

*** These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Shares stated are as reported in a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2005.

(1)  Direct Ownership.  The Susan L. Ciciora Trust (the "Susan Trust"),  Mildred
     B. Horejsi Trust (the "Mildred Trust"), Lola Brown Trust No. 1B (the "Brown Trust"), Ernest Horejsi Trust No. 1B (the "EH Trust"), Stewart R. Horejsi Trust No. 2 ("SRH Trust"), Badlands Trust Company, LLC ("Badlands"), and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act")). The Susan Trust, Mildred Trust, Brown Trust, EH Trust, SRH Trust and Badlands directly own the shares indicated for such entity in the table above, totaling 10,765,567 (38.36%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Ownership by Badlands. The number shown in the table includes shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Susan Trust, Mildred Trust, Brown Trust, EH Trust and SRH Trust. Badlands is the sole trustee of the Susan Trust. Badlands, together with Brian Sippy and Susan Ciciora (Mr. Horejsi's daughter), is one of the trustees of the Mildred Trust. Badlands, together with Larry Dunlap and Ms. Ciciora, is one of three trustees of both the Brown Trust and the EH Trust. Badlands is a trust company organized under the laws of Alaska, which is wholly owned by the SRH Trust. The SRH Trust is an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura E. Tatooles, Laura Rhodenbaugh, and Ron Kukes. Badlands and its directors disclaim beneficial ownership of shares owned directly by the Susan Trust, Mildred Trust, Brown Trust, EH Trust and SRH Trust.

(3) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through the SRH Trust's ownership of Badlands. The trustees of the SRH Trust are Badlands, Laura E. Tatooles and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

The Susan Trust, Mildred Trust, Brown Trust, EH Trust, SRH Trust and Badlands, as well as other Horejsi affiliated trusts and entities are, for convenience sake, collectively referred to herein as the "Horejsi Affiliates." Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company held of record, but not beneficially, ____________ shares or ____% of Common Stock outstanding of the Fund.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 10,780,562 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above), representing 38.36% of Common Stock.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors, all of whom are currently Directors of the Fund:


----------------------- ----------------------------- ---------------------------------------------------------
Name, Address*, Age         Position, Length of         Principal Occupation(s) and Other Directorships Held
                          Term Served, and Term of                   During the Past Five Years
                                   Office
----------------------- ----------------------------- ---------------------------------------------------------

Independent Directors
----------------------- ----------------------------- ---------------------------------------------------------

Joel W. Looney          Director and Chairman of      Partner,  Financial  Management  Group,  LLC (investment
Chairman                the Board of the Fund since   adviser),   since  July  1999;  CFO,   Bethany  College,
Age:  44                August 2003. Current          1995-1999;  Director,  Boulder Total Return Fund,  Inc.,
                        Nominee for a term to         since  2001;  Director,  Boulder  Growth & Income  Fund,
                        expire at the 2007 annual     Inc. since 2002 and Chairman of the Board since 2003.
                        meeting.

Richard I. Barr         Director of the Fund since    Retired. Manager of Advantage Sales and Marketing,  Inc.
Age:  68                August 2001.  Current         (food and beverage),  1963-2001; Director, Boulder Total
                        Nominee for a term to         Return Fund,  Inc., since 1999 and Chairman of the Board
                        expire at the 2007 annual     since  2003;  Director,  Boulder  Growth & Income  Fund,
                        meeting.                      Inc., since 2002.

Dr. Dean L. Jacobson    Director of the Fund since    Founder and President of Forensic Engineering, Inc.
                        August 2003.  Current         (engineering investigations); Professor Emeritus at
Age: 67                 Nominee for a term to         Arizona  State  University  since  1997;  prior to 1997,
                        expire at the 2007 annual     Professor of  Engineering  at Arizona State  University;
                        meeting.                      Director,   Boulder  Total  Return  Fund,   Inc.,  since
                                                      October 2004;  Director,  Boulder  Growth & Income Fund,
                                                      Inc., since April 2006.

Dennis R. Causier       Director of the Fund since    Retired.  Managing  Director and Chairman of P.S.  Group
Age:  58                October 2004.  Current        PLC (engineering and  construction),  1966-2001;  Owner,
                        Nominee for a term to         Professional    Yacht    Management    Services   (yacht
                        expire at the 2007 annual     management),  2002 to present;  Director, Boulder Growth
                        meeting.                      & Income  Fund,  Inc.,  since  October  2004;  Director,
                                                      Boulder Total Return Fund, Inc., since April 2006.
Interested Directors**
----------------------- ----------------------------- ---------------------------------------------------------
----------------------- ----------------------------- ---------------------------------------------------------

Susan L. Ciciora        Director since August 2003.   Trustee  of the Brown  Trust and the EH Trust;  Director
                        Current Nominee for a term    of  Horejsi   Charitable   Foundation,   Inc.   (private
Age: 41                 to expire at the 2007         charitable  foundation),  since 1997; Director,  Boulder
                        annual meeting.               Growth & Income  Fund,  Inc.  from  January  2002 to May
                                                      2004;   Director,   Boulder   Total  Return  Fund  since
                                                      November 2001.



* Unless otherwise specified, the Directors' respective addresses are c/o First Financial Fund, Inc., 2344 Spruce Street, Suite A, Boulder, CO 80302.

** Ms. Ciciora is an "interested person" as a result of the extent of beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of Fund Administrative Services, L.L.C..

----------------------------

     From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 24, 2006. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.


------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
Name, Address, Age             Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                        Office During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------
------------------------------ -------------------------- ----------------------------------------------------------

Stephen C. Miller              President of the Fund      President of and General  Counsel for Boulder  Investment
2344 Spruce Street             since August 2003 and      Advisers,  LLC  ("BIA");   Manager,  Fund  Administrative
Suite A                        Director from August       Services,   LLC  ("FAS");   Vice   President  of  Stewart
Boulder, CO 80302              2003 through October       Investment  Advisers  ("SIA");  Director and President of
Age:  53                       2004. Appointed            Boulder Total Return Fund,  Inc., since 1999 (resigned as
                               annually. Chief            Director in 2004); Director and President of Boulder
                               Compliance Officer of      Growth & Income Fund, Inc., since 2002 (resigned as
                               the Fund since 2004.       Director in 2004); Chief Compliance Officer for BIA,
                                                          SIA,  Boulder  Total  Return  Fund and  Boulder  Growth &
                                                          Income   Fund;   officer   of   various   other   Horejsi
                                                          Affiliates; Of Counsel, Krassa & Miller, LLC, since 1991.


Carl D. Johns
2344 Spruce Street                                        Vice President and Treasurer of BIA and Assistant
Suite A                                                   Manager of FAS, since April 1999; Vice President, Chief
Boulder, CO 80302              Chief Financial Officer,   Financial Officer, Chief Accounting Officer and
Age: 43                        Chief Accounting           Treasurer, Boulder Total Return Fund, Inc., since 1999;
                               Officer, Vice President    Vice President, Chief Financial Officer, Chief
                               and Treasurer since        Accounting Officer and Treasurer, Boulder Growth &
                               August 2003.  Appointed    Income Fund, Inc., since 2002.
                               annually.

Stephanie Kelley               Secretary since August     Secretary, Boulder Total Return Fund, Inc., since 2000;
2344 Spruce Street             2003.  Appointed           Secretary, Boulder Growth & Income Fund, Inc., since
Suite A                        annually.                  2002; Assistant Secretary and Assistant Treasurer of
Boulder, CO 80302                                         various Horejsi Affiliates; employee of FAS, since March
Age:  49                                                  1999.

Nicole L. Murphey
2344 Spruce Street             Assistant Secretary        Assistant Secretary, Boulder Total Return Fund, Inc.,
Suite A                        since August 2003.         since 2000; Assistant Secretary of Boulder Growth &
Boulder, CO 80302              Appointed annually.        Income Fund, Inc., since 2002; employee of FAS, since
Age:  29                                                  July 1999.



     Set forth in the following table are the nominees for election to the Board (all of whom are current Directors of the Fund) together with the dollar range of equity securities beneficially owned by each Director as of the Record Date.

-------------------------------------- --------------------------------
     Independent Directors (the            Dollar Range of Equity
"Independent Directors") and Nominees      Securities in the Fund

          Dean L. Jacobson                   $10,001 to $50,000
           Richard I. Barr                      Over $100,000
           Joel W. Looney                    $10,001 to $50,000
          Dennis R. Causier                  $50,001 to $100,000
-------------------------------------- --------------------------------
  Interested Directors and Nominees
-------------------------------------- --------------------------------

          Susan L. Ciciora                     Over $100,000+


+ 10,765,567 Shares of the Fund are held collectively by the Horejsi Affiliates (defined above). Accordingly, Ms. Ciciora may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora disclaims all such beneficial ownership. Ms. Ciciora does not directly own any shares of the Fund.

----------------------------

     None of the Independent Directors or their family members owned beneficially or of record any securities of the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended March 31, 2006. No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                                              Aggregate
                                             Compensation
Name of Person and Position with the        from the Fund
Fund                                           Paid to
                                              Directors
----------------------------------------- -------------------
Dean Jacobson, Director                        $28,500
Richard I. Barr, Director                      $28,500
Joel W. Looney, Director and Chairman          $35,500
of the Board
Dennis Causier, Director                       $28,500
Susan L. Ciciora, Director                        $0


Each Director of the Fund who was not a director, officer, or employee of the Adviser, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting of the Board of Directors and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held nine meetings (five of which were held by telephone conference call) during the fiscal year ended March 31, 2006. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended March 31, 2006 amounted to $121,000.


                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on August 19, 2003 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter was attached as an appendix to the Fund's proxy in 2004.

     The Audit Committee is composed of all of the Fund's independent Directors, consisting of Dr. Jacobson and Messrs. Looney, Barr and Causier. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met four times during the fiscal year ended March 31, 2006.

     In connection with the audited financial statements as of and for the period ended March 31, 2006 included in the Fund's Annual Report for the period ended March 31, 2006 (the "Annual Report"), at a meeting held on _______, 2006, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

         Submitted by the Audit Committee of the Fund's Board of Directors:

                  Joel W. Looney
                  Richard I. Barr
                  Dean L. Jacobson
                  Dennis R. Causier

     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") composed of the Fund's independent Directors, consisting of Dr. Jacobson and Messrs. Looney, Barr and Causier, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee did not meet during the fiscal year ended March 31, 2006. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.firstfinancialfund.com.

     The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.

                          OTHER BOARD-RELATED MATTERS.

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; Joel W. Looney, Director and Chairman of the Board attended the August 24, 2005 Annual Meeting of Stockholders.


         In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Charter provides that all of the Directors stand for election each year. The Board has nominated the following five Director nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Dr. Dean L. Jacobson, Dennis R. Causier, and Susan L. Ciciora. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If any of the designated nominees declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Vote Required. The election of Messrs. Looney, Barr and Causier, Dr. Jacobson and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.

                                   PROPOSAL 2

                  TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE
                       INVESTMENT ADVISORY AGREEMENT WITH
                       WELLINGTON MANAGEMENT COMPANY, LLP
                          TO INCREASE THE ADVISORY FEE

     The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Investment Advisory Agreement between the Fund and Adviser (Wellington Management Company, LLP) dated May 1, 1986 (the "Advisory Agreement"). At a regularly scheduled meeting of the Board held on April 24, 2006, the Directors considered and unanimously approved (including unanimous approval by a separate vote of the Directors who are not "interested persons" of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act (the "Independent Directors")) the continuance of the Advisory Agreement. The Directors also unanimously approved (including unanimous approval by a separate vote of the Independent Directors) an amendment to the Advisory Agreement which will increase the advisory fee paid to the Adviser, subject to stockholder approval as discussed below. The Directors resolved to recommend the fee increase and amendment to the stockholders for their approval.

     Summary of the Proposal. At the April 24, 2006 meeting, the Adviser presented a proposal to the Board in support of renewing the Advisory Agreement and increasing the advisory fee. The proposed increase in the advisory fee will require an amendment of the Advisory Agreement (the "Proposed Amendment") and its approval by stockholders as described below. A form of the Proposed Amendment is attached as Exhibit A. If approved by stockholders, except as set forth in the Proposed Amendment, the Advisory Agreement will remain unchanged in all substantive respects and will remain in full force and effect.

     Current Fee and Proposed Fee. The Adviser is paid a quarterly fee at an annual rate of 0.75% of the Fund's average month-end net assets ("Net Assets") up to and including $50 million, and 0.625% of the Net Assets in excess of $50 million. The Proposed Amendment to the Advisory Agreement provides for the Adviser to receive investment advisory fees, payable on a quarterly basis, at the annualized rate of 1.125% of the Net Assets up to and including $150 million; 1.00% of the Net Assets between $150 million and $300 million; and, 0.875% of the Net Assets in excess of $300 million (the "Proposed Fee"). Based on the Fund's total Net Assets of approximately [$441] million as of ____, 2006, the new average advisory fee would be approximately 100 basis points (1.00%) of total Net Assets, an increase of approximately 36 basis points (0.36%) above the current average advisory fee of 64 basis points (0.64%) of total Net Assets.

     The Proposed Amendment does not contemplate any other changes to the Advisory Agreement.

     For the fiscal year ended March 31, 2006, the Fund paid total advisory fees to the Adviser of $[X] based on the current average advisory fee of 0.64% of total Net Assets. If the Proposed Fee had been in effect during the fiscal year ended March 31, 2006, the Adviser would have received total advisory fees of approximately $[X], or an average advisory fee of approximately 1.00% of total Net Assets, which represents an increase of $______ , or 36 basis points (.36%) based on the Fund's total Net Assets of approximately $[441] million as of ____, 2006. If the Proposed Amendment is approved by stockholders, the increase in advisory fees would reduce the Fund's net returns because the Fund will have higher expenses than it currently does.

     Fees and Expenses. The following expense table and example provide a comparison of the Fund's annual operating expenses based on total Net Assets for the fiscal year ended March 31, 2006, as reported to the Board at the meeting held on April 24, 2006, and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase.


                                  Table of Fees
                              Current and Pro Forma

         Annual Expenses (as a percentage of net assets attributed to common shares)

                                 Current              Pro Forma
                  --------------------------------------------------------------
Management Fees...................0.64%..................1.00%
Other Expenses (1)................0.38%..................0.38%
Total Annual Expenses.............1.02%..................1.38%


     (1) "Other Expenses" are based on estimated amounts for the current fiscal year. Approximately 0.26% of the "Other Expenses" relate to administration, transfer agency and custody fees.


                                Table of Expenses
                              Current and Pro Forma

The table below demonstrates the expenses on a $1,000 investment, assuming a 5% annual return:

                               1 year     3 years    5 years    10 years
------------------------------ ---------- ---------- ---------- ------------
Current                        $[X]       $[X]       $[X]       $[X]
------------------------------ ---------- ---------- ---------- ------------
Pro forma                      $[X]       $[X]       $[X]       $[X]


The purpose of the table is to assist you in understanding the various costs that an investor will bear directly or indirectly. The example should not be considered a representation of future expenses and actual expenses may be greater or lower that those shown.

     Fund Performance. In determining whether or not to approve the Proposed Fee and Proposed Amendment, the Board considered the past performance of the Adviser as investment adviser to the Fund. The Board specifically reviewed the Fund's performance for the periods set forth below:


-----------------------------------------------------------------------------------------
                                  TOTAL RETURN

                              as of March 31, 2006
---------------------------------------- ---------- --------- -------- -------- ---------

                                          6 Mos.      1 Yr     3 Yrs    5 Yrs    10 Yrs

First Financial Fund's NAV                 8.6%      15.8%     26.6%    25.2%    19.4%
S&P 500 Index                               6.4       11.7     17.2      4.0      8.9
NASDAQ Composite*                           9.3       18.0     21.1      5.3      8.0
NASDAQ Banks*                               7.0       9.1      14.1     11.4      11.9
SNL Thrifts*                                8.8       9.5      14.9     13.4      15.8
SNL Finance REIT*                           4.4       -3.8     15.6     23.6      12.9
--------------------------------------- ---------- --------- -------- -------- ---------

     Sources:   Lipper  Analytical  Services,  Inc.  and  Wellington  Management
     Company, LLP

     *Principal Only

     Periods Greater than one year are annualized

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2) The NASDAQ Composite Index is a broad-based capitalization-weighted index that measures all NASDAQ domestic and international based common type stocks listed on The Nasdaq Stock Market.

(3) The NASDAQ Bank Index is a broad-based capitalization-weighted index of domestic and foreign common stocks of banks that are traded on the Nasdaq National MarketSystem (Nasdaq/NMS) as well as the SmallCap Market.

(4) The SNL Thrift Index is a sector-specific thrift index that includes publicly-traded (NYSE, AMEX, NASDAQ) thrifts in SNL's coverage universe. SNL Financial is an information and research firm specializing in the financial information marketplace.

(5) The SNL Finance REIT Index is a sector-specific real estate investment trust index that includes publicly-traded (NYSE, AMEX, NASDAQ, OTC BB, Pink Sheets) investment companies with the following primary focuses: MBS (mortgage-backed security) REIT, Mortgage REIT and Specialty Finance REIT in SNL's coverage universe.



Discussion Regarding the Board of Directors' Approval of the Investment Advisory Contract.

As noted above, the Adviser has entered into the Advisory Agreement with the Fund pursuant to which the Adviser is responsible for managing the Fund's assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Advisory Agreement. At a regularly scheduled meeting held on April 24, 2006, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreement, including the Proposed Amendment.

     Factors Considered. Generally, the Board considered a number of factors in renewing the Advisory Agreement including, among other things, (i) the nature, extent and quality of services to be furnished by the Adviser to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of comparable closed-end funds; (iii) the advisory fees and other expenses paid by the Fund; (iv) the profitability to the Adviser of its investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Adviser by the Fund's principal stockholders; and
(vii) the historical relationship between the Fund and the Adviser. The Board also reviewed the ability of the Adviser to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Adviser.

     Deliberative Process. To assist the Board in its evaluation of the quality of the Adviser's services and the reasonableness of the Proposed Fee under the Advisory Agreement, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested and received various materials relating to the Adviser's investment services under the Advisory Agreement. These materials included a report prepared by Lipper Analytical Services, Inc. ("Lipper") comparing the Fund's performance, advisory fees and expenses to a group of six non-leveraged, closed-end sector equity funds determined to be similar (although the investment strategies of the funds are not similar) to the Fund (called the "Peer Group") and a broader universe of thirty-eight closed-end sector equity funds (called the "Universe"), in each case as determined by Lipper. In addition, the Board received reports and presentations from the Adviser that described, among other things, the Adviser's organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative sub-advisory fees, and compliance policies and procedures. The Board also considered information received from the Adviser throughout the year, including investment performance and returns as well as stock price and net asset value.

     In advance of the April 24, 2006 meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. The purpose of these meetings was to discuss the renewal of the Advisory Agreement and the Proposed Fee, and to review the materials provided to the Board by the Adviser in connection with the annual review process. The Board held additional discussions at the April 24, 2006 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Adviser were present. These meetings were preceded by discussions which occurred over several months between the Adviser and the Board's independent Chairman, as well as multiple informal discussions among the Independent Directors, regarding the terms of the Proposed Fee.

     The information below summarizes the Board's considerations in connection with its approval of the Advisory Agreement and the Proposed Amendment. In deciding to approve the Advisory Agreement and the Proposed Amendment, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

     Nature, Extent and Quality of the Services Provided; Ability to Provide Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreement. The Adviser's most recent investment adviser registration form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the Adviser to information requests submitted to the Adviser by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Adviser's key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Adviser's portfolio management personnel. The Board also reviewed the Adviser's policies and procedures on side-by-side management of hedge funds and other accounts and any impact these have on the success of the Fund. The Board was satisfied that the Adviser's investment personnel, including Nicholas C. Adams, the Fund's principal portfolio manager, devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the Adviser possessed the ability to continue to provide these services to the Fund in the future.

     Investment Performance. The Board considered the investment performance of the Fund since inception, as compared to both relevant indices and the performance of two comparable closed-end financial services funds. The Board noted favorably that for the one-, three-, five-, ten-year, and since inception periods ended December 31, 2005, the Fund's performance based upon total return outperformed the Standard & Poor's 500 Index, the Fund's primary relevant benchmark, as well as the NASDAQ Composite, the NASDAQ Banks Index, the SNL Thrift Index, and the SNL Finance REIT Index, the Fund's secondary benchmarks. The Board acknowledged that the Fund also outperformed the two most comparable closed-end financial services funds over the three-, five- and ten-year periods. The Board also noted that the Fund received a Lipper 2005 Performance Achievement Certificates based on its number one ranking in the Lipper Closed-End Equity Fund Performance Analysis for Sector Equity Funds for the ten-year period ending December 31, 2005.

     The Board also considered the investment performance of the Fund as compared to the performance of the Fund's Universe. The Board noted that the Fund ranked number one in performance based upon total return of the net asset value versus the returns of comparable funds in the Universe for the four- and five-year periods ended February 28, 2006, but that its performance had ranked in the last quintile (i.e., the bottom 20% of the funds in the Universe) for the one-year period ended February 28, 2006 despite its total return of 10.77% during the period. The Board attributed the relatively low comparative performance during the one-year period to the large number of energy and commodities funds included in the Universe, noting that these funds had both different investment strategies than the Fund and experienced extraordinary returns during the period. The Board ascribed greater weight to the long-term performance of the Fund against its benchmarks and other financial services funds.

     Proposed Fee Increase, Costs of Services Provided and Profits Realized by the Adviser. During its deliberative process, the Board held several discussions with members of senior management of the Adviser regarding the factors driving the proposed fee increase. The Board was informed that the fee increase was principally attributable to (i) the high market demand for Mr. Adams' portfolio management services, and (ii) increases in the Adviser's costs of attracting and retaining talented individuals to work on Mr. Adams' investment team.

     The Adviser indicated that Mr. Adams has been "closed" to new accounts for some time, and that historically he had limited the size of the other portfolios he managed to accommodate his investment style, which has limited capacity. The Adviser informed the Board that Mr. Adams was reducing the number of portfolios he managed, and that certain portfolios for other clients were being liquidated as a result. After such liquidation, Mr. Adams will manage only five portfolios, which, in addition to the Fund, will consist of onshore and offshore portfolios for two "hedge" fund approaches sponsored by the Adviser or its affiliates (each of which is also currently closed to new investors in the portfolios managed by Mr. Adams). The Adviser indicated that the fee increase would be used, in part, to compensate Mr. Adams and his portfolio management team at a market rate for their services. The Adviser noted that the costs of attracting and retaining talented investment personnel had increased over the last several years, and that certain other costs of the Adviser (particularly in the area of compliance) had also increased significantly.

     In evaluating the Proposed Fee, the Board obtained a comparison of the current and proposed advisory fees to the Peer Group and to other closed-end and open-end financial services funds. The Board noted that the current advisory fee rate was the lowest in the Peer Group (at common asset levels), and that the Proposed Fee would be at the median fee rate in the Peer Group. The Board also noted that the Proposed Fee was lower than the fees earned by the Adviser on the hedge fund portfolios managed by Mr. Adams, which include performance-based fees. The Board acknowledged that the increased advisory fees would result in the Fund's overall expense ratio rising above the median expense ratio for the Peer Group. The Board concluded that the Proposed Fee seemed reasonable as compared to similarly situated non-leveraged, closed-end sector equity funds as well as the fees earned by the Adviser on other portfolios managed by Mr. Adams.

     The Board also obtained information regarding the overall profitability of the Adviser. The profitability information was obtained to assist the Board in determining the overall benefits to the Adviser from its relationship to the Fund. The Board compared the overall profitability of the Adviser to the profitability levels of certain publicly-traded investment management firms. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Adviser does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Adviser.

     Based on these factors, the Board concluded that the Proposed Fee under the Advisory Agreement was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

     Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the Proposed Fee is reasonable in relation to the Fund's assets and any economies of scale that may exist. The Board noted that the stock dividend paid by the Fund in December 2005 did not significantly decrease the Fund's Net Assets as it has in the recent years, as the Fund was not required to pay out significant amounts of cash to its stockholders in the form of a cash dividend. While the Fund does not currently intend to raise Net Assets through the offer and sale of additional securities, the Board recognized that stock dividends may be declared in the future, which would keep assets in the Fund and have little effect on the level of Net Assets. In negotiating the Proposed Fee, the Board required that the fee schedule include breakpoints. The Board concluded that the breakpoints in the Proposed Fee are acceptable and appropriately reflect any economies of scale expected to be realized by the Adviser in managing the Fund's assets if the Net Assets increase due to the issuance of stock dividends or otherwise.

     Stockholder Support and Historical Relationship with the Fund. The Board also weighed in on the views of the Fund's largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of March 31, 2005, the Lola Brown Trust No. 1B and other entities affiliated with the Horejsi family held approximately 38.36% of the Fund's outstanding common shares. The Board understands from Mr. Horejsi that these stockholders are supportive of the Adviser, the Proposed Fee and the renewal of the Advisory Agreement, and that these stockholders intend to vote their shares in favor of the Proposed Amendment. The Board also noted that the Fund had not received any negative feedback from other Fund stockholders with respect to the levels of investment management fees and expenses experienced by the Fund. The Board recognized that the Fund's stock price as of March 31, 2006 was $16.51, which represented a 5% premium over the Fund's net asset value of $15.67 on that date, which the Board believes reflects the confidence of the Fund's stockholders in the Adviser.

     Approval. The Board based its decision to approve the renewal of the Advisory Agreement on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreement, the Board concluded that the terms of the Advisory Agreement are reasonable and fair and that renewal of the Advisory Agreement, as amended by the Proposed Amendment, is in the best interests of the Fund and its stockholders.

     Investment Advisory Agreement. The current Advisory Agreement, dated May 1, 1986, was last approved by the Board on April 26, 2005 by unanimous vote of the Board (including a separate vote of the Independent Directors). Under the Advisory Agreement, the Adviser is primarily responsible, among other duties, for managing the investment and reinvestment of the Fund's assets, making investment decisions, supplying investment research and portfolio management services, placing purchase and sale orders for portfolio transactions, and providing the Fund and its Directors with regular reports of investment activity and statistical data. The Advisory Agreement also provides that the Adviser will bear all expenses in connection with performing its duties under the Advisory Agreement.

     The Advisory Agreement provides that the Adviser will not be liable to the Fund for losses, claims, and expenses not caused by the Adviser's willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement was for an initial two-year period and continues for successive annual periods thereafter provided such continuance is approved at least annually by (a) a majority of the Directors who are not "interested persons" of the Fund (as that term is used in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board or the Adviser upon written notice to the other. The Advisory Agreement will terminate automatically upon its assignment (as defined in the 1940 Act).

     Wellington Management Company, LLP. The Adviser is one of America's oldest investment management firms. Based in Boston, Massachusetts, with nine affiliate offices in the United States and around the world, the Adviser provides investment services to many of the world's leading public and private institutions. As of March 31, 2006, the Adviser had client assets under management totaling over $542 billion. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund under the supervision of the Board and pursuant to the Advisory Agreement as discussed above. The Adviser is owned by its 95 partners, all of whom are active members of the firm. The principal executive officers of the Adviser are set forth in the table below. The business address of each person listed below is Wellington Management Company, LLP, 75 State Street Boston, Massachusetts 02109:

                          Principal Executive Officers


Name                                             Title
--------------------------------------------------------------------------------
Nicholas C. Adams                                Partner
Paul Braverman                                   Partner and Chief Financial Officer
Laurie A. Gabriel                                Managing Partner
Paul J. Hamel                                    Partner
James P. Hoffmann                                Partner
Saul J. Pannell                                  Partner
John R. Ryan                                     Managing Partner
Perry M. Traquina                                Managing Partner, President, and CEO
Cynthia M. Clarke                                Partner and Chief Legal Officer
Philip H. Perelmuter                             Partner
Selwyn J. Notelovitz                             Chief Compliance Officer
Thomas L. Pappas                                 Partner

     Required Vote. Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under Section 2a-42 of the 1940 Act means the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting shares of the Fund (a "40 Act Majority").

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     The Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered to the Secretary of the Fund. The Secretary must receive the nomination or proposal not less than 120 days in advance of the anniversary of the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. In order to be considered at the Fund's 2007 annual meeting, stockholder nominations and proposals must be received by the Fund no later than March 8, 2007 and must satisfy the other requirements of federal securities laws. Any such nomination or proposal by a stockholder shall also set forth the information required by the Fund's By-laws with respect to each matter the stockholder proposes to bring before the annual meeting. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. The Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), will select the Fund's independent accountants for the Fund's fiscal year ending March 31, 2007 at the Board's regularly scheduled meeting in July 2006. KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110-2371, served as independent accountants for the Fund for the Fund's fiscal year ending March 31, 2006. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, NY 10036, served as independent accountants for the Fund from February 18, 1997 to January 22, 2004. PWC resigned as independent accountants for the Fund effective January 22, 2004. During the two fiscal years immediately preceding PWC's resignation, there had been no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and PWC's reports on the financial statements contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal years ended March 31, 2005 and 2006, respectively.


              Fiscal Year Ended        Audit Fees       Audit-Related Fees       Tax Fees*          All Other Fees
              -----------------        ----------       ------------------       ---------          --------------

                  3/31/2005              $23,600                $0                 $5,600                $0

                  3/31/2006                X$                   $0                                       $0

o "Tax Fees" are those fees billed to the Fund by KPMG in connection with tax consulting services, including primarily the review of the Fund's income tax returns.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser ("affiliates") that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which KPMG billed the Fund fees for the fiscal years ended March 31, 2005 and March 31, 2006 were either pre-approved by the Audit Committee or were for services that were unrelated to the direct operations and/or financial reporting of the Fund.

     KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended March 31, 2006, KPMG Tax Advisers of Dublin, Ireland performed VAT tax consulting services for the Adviser. For the twelve months ended March 31, 2006, the Adviser paid $4,860 to KPMG Tax Advisers for their services.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast (e.g., Proposal y1), abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in determining the "votes cast" on the proposal.

     OTHER MATTERS TO COME BEFORE THE MEETING. The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                   Exhibit A

                               FIRST AMENDMENT TO
                         INVESTMENT ADVISORY AGREEMENT


     This First Amendment to Investment Advisory Agreement, dated ______________, 2006, is entered into by FIRST FINANCIAL FUND, INC., a Maryland corporation (the "Fund") and WELLINGTON MANAGEMENT COMPANY, LLP, a Massachusetts limited liability partnership (the "Adviser").

     WHEREAS, the Fund and the Adviser entered into an Investment Advisory Agreement (the "Agreement"), dated May 1, 1986; and

     WHEREAS, the Fund and the Adviser wish to amend the Agreement to reflect an increase in the fee payable by the Fund to the Adviser pursuant to the Agreement; and

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     The first sentence of paragraph 3 of the Agreement is amended in its entirety to read as set forth below:

          For the services to be rendered by the Investment Adviser as provided in Sections 1 and 2 of this Agreement, the Fund shall pay to the Investment Adviser, as promptly as possible, after the last day of each quarter, a fee at the annual rate of 1.125% of the Fund's average net assets, based on the net assets on the last business day of each month ("average month-end net assets"), on net assets up to and including $150 Million; 1.00% of the Fund's average month-end net assets in excess of $150 Million and up to and including $300 Million; and 0.875% of the Fund's average month-end net assets in excess of $300 Million.

     The Agreement shall remain unchanged and in full force and effect in all other respects.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to the Investment Advisory Agreement as of the date and year first written above.



FIRST FINANCIAL FUND, INC., a
Maryland Corporation



By: ___________________________

 Stephen C. Miller
Its: President



WELLINGTON MANAGEMENT
COMPANY, LLP, a Massachusetts limited
liability partnership





By: ______________________________

                                      PROXY


                           FIRST FINANCIAL FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of First Financial Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Tom Finnerty, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Resort at the Mountain, 68010 East Fairway Avenue Welches, Oregon at Monday, July 24, 2006 at 9:00 a.m. Pacific Daylight Time (local time), and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" the Proposal 2 as more fully described in the Proxy Statement.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
             Election  of  Directors:   Nominees  are  Richard  I.  Barr,  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
 1.          Dennis R. Causier,  Susan L. Ciciora,  Dr. Dean L. Jacobson,
             and Joel W. Looney.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
----------------------------------------------------------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------
-------------- ----------------------------------------------------------- ----------- ----------------- -------------------------
2.             Approval of the continuance  of, and a proposed  amendment  FOR___      AGAINST ___       ABSTAIN ___
               to, the  investment  advisory  agreement  with  Wellington
               Management Company, LLP
-------------- ----------------------------------------------------------- ----------- ----------------- -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------